Hostess Brands to Outline Long-Term Strategic Vision at Investor Day
Introduces Attractive Long-term Net Revenue, Adjusted EBITDA, and EPS Growth Algorithm
Lenexa, Kan. (March 1, 2022) - Hostess Brands, Inc. (Nasdaq: TWNK) (“Hostess Brands” or the “Company”), a leading sweet snacks company, will outline today the Company’s long-term strategy to deliver attractive growth and top-tier shareholder returns at its Investors Day at noon ET.
At the virtual event, Chief Executive Officer Andy Callahan and other members of Hostess Brands’ leadership team will provide an in-depth review of their strategy for the Company’s next phase of growth as they highlight the Company’s pure-play snacking exposure with a focus on faster growing snacking occasions, its best-in-class business model and accelerating innovation and marketing capabilities.
“We believe we have built a fantastic foundation at Hostess Brands. While we are proud of our strong performance during a period of unprecedented volatility, we are even more excited about the future as we build the Company into a snacking powerhouse,” said Callahan. “Today, we are introducing a new long-term growth algorithm, which targets top-tier financial performance over the long term.”

At today’s event, Hostess Brands will outline its strategy and what it believes will be the key drivers of the next phase of its organic growth:
•Business in growing spaces. Hostess Brands competes in, and is focused on, fast-growing snacking occasions with meaningful opportunity to grow. Our portfolio plays across a much wider occasion map than sweet baked goods alone and the Company believes it is well positioned to capitalize on these occasions.
•Best-in-class business model. The Company’s business model is built on four key pillars – wide availability, beloved brands, a unique go-to-market approach, and operational excellence with an agile, resilient supply-chain.
•Innovation and marketing capabilities. Its consumer-insight driven approach to innovation is designed to bring incremental households into the franchise and its high ROI marketing investments enables expansion into targeted snacking occasions.

The updated financial targets as part of the new long-term growth algorithm include:
•Organic revenue growth in the mid-single digits
•Adjusted EBITDA growth of 5-7%
•Earnings per share growth of 7-9%
Hostess Brands will also outline investments in a new brownfield bakery to support their strong long-term growth outlook.
In addition, Hostess Brands believes its strong free cash flow and balance sheet strength will provide ample dry powder to execute strategic acquisitions driving the potential for additional growth and shareholder value returns over time.
Webcast Information
Hostess will host a webcast of its virtual investor day today, March 1st, beginning at noon ET, which can be accessed https://www.hostessbrands.com/upcoming-events. A live question and answer session will follow management presentations. Questions for presenters may be entered at any time during the event on the webcast dashboard. Participants are encouraged to pre-register for this event at the above link and log in to the webcast approximately 5-10 minutes prior to the start of the event.
The presentation will be available on the Company’s website, hostessbrands.com. A replay of the full video webcast and transcript, including the Q&A session, will be available within 48 hours following the conclusion of the event https://www.hostessbrands.com/past-events and also on the website.

About Hostess Brands, Inc.
Hostess Brands, Inc. (NASDAQ: TWNK) is a leading sweet snacks company focused on developing, manufacturing, marketing, selling and distributing products in North America under the Hostess® and Voortman® brands. The Company produces a variety of new and classic treats, including iconic Hostess® Donettes®, Twinkies®, CupCakes, Ding Dongs® and Zingers®, as well as a variety of Voortman® cookies and wafers. For more information about Hostess Brands, please visit hostessbrands.com.
Non-GAAP Financial Measures
Adjusted EBITDA is a non-GAAP financial measure defined as net income adjusted to exclude (i) interest expense, net, (ii) depreciation and amortization (iii) income taxes and (iv) share-based compensation, as further adjusted to eliminate the impact of certain items that the Company does not consider indicative of its ongoing operating performance. It should not be construed as an alternative to net income as an indicator of operating performance (as determined in accordance with GAAP). The Adjusted EBITDA target included in the Company’s long-term growth algorithm is forward-looking and does not include a reconciliation to the most directly comparable GAAP financial measure because of the inherent difficulty in forecasting and quantifying certain amounts that would be necessary for such reconciliation.
Forward Looking Statements
This press release contains statements reflecting our views about the future performance of Hostess Brands that constitute “forward-looking statements” that involve substantial risks and uncertainties. Forward-looking statements are generally identified through the inclusion of words such as “believes,” “expects,” “intends,” “estimates,” “projects,” “anticipates,” “will,” “plan,” “may,” “should,” or similar language. Statements addressing our future operating performance and statements addressing events and developments that the Company expects or anticipate will occur are also considered forward-looking statements. All forward looking statements included herein are made only as of the date hereof. The Company undertakes no obligation to update any forward-looking statement, whether as a result of new information, future events, or otherwise.
These statements inherently involve risks and uncertainties that could cause actual results to differ materially from those anticipated in such forward-looking statements. These risks and uncertainties include, but are not limited to; our ability to maintain, extend or expand our reputation and brand image; our ability to protect our intellectual property rights; our ability to leverage our brand value to compete against lower-priced alternative brands; our ability to correctly predict, identify and interpret changes in consumer preferences and demand and offering new products to meet those changes; our ability to operate in a highly competitive industry; our ability to maintain or add additional shelf or retail space for our products; our ability to continue to produce and successfully market products with extended shelf life; our ability to successfully integrate, achieve expected synergies and manage our acquired businesses and brands; our ability to drive revenue growth in our key products or add products that are faster-growing and more profitable; volatility in commodity, energy, and other input prices and our ability to adjust our pricing to cover any increased costs; the availability and pricing of transportation to distribute our products; our dependence on our major customers; our geographic focus; consolidation of retail customers; increased costs to comply with governmental regulation; general political, social and economic conditions; increased healthcare and labor costs; the fact that a portion of our workforce belongs to unions and strikes or work stoppages could cause our business to suffer; product liability claims, product recalls, or regulatory enforcement actions; unanticipated business disruptions; dependence on third parties for significant services; our ability to identify or complete strategic acquisitions; sufficiency of insurance coverage; failures, unavailability, or disruptions of our information technology systems; departure of key personnel or a highly skilled and diverse workforce; and our ability to finance our indebtedness on terms favorable to us; and other risks as set forth under the caption “Risk Factors” from time to time in our Securities and Exchange Commission filings.
As a result of a number of known and unknown risks and uncertainties, the Company's actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Risks and uncertainties are identified and discussed in Item 1A-Risk Factors in the Company's Annual Report on Form 10-K for 2021 to be filed today. All subsequent written or oral forward-looking statements attributable to us or persons acting on the Company's behalf are expressly qualified in their entirety by these risk factors. The Company undertakes no obligation to update any forward-looking statement, whether as a result of new information, future events, or otherwise.
The long-term algorithms introduced in this presentation are goals that are subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the control of the Company and are based on assumptions with respect to future actions which are subject to change.

Investor contact
Amit Sharma
816-701-4662
asharma@hostessbrands.com

Media contact
Lauren Bettenga
952-797-6839
lauren.bettenga@clynch.com